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                                                                    Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

         This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of July 25, 2003 is made by and among Sonus Pharmaceuticals, Inc., a Delaware corporation, with headquarters located at 22026 20th Avenue S.E., Bothell, Washington 98021 (the "Company"), and the investors named on the signature pages hereto, together with their permitted transferees (each, an "Investor" and collectively, the "Investors").

                                    RECITALS:

         A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 under Regulation D.

         B. The Investors desire, upon the terms and conditions stated in this Agreement, to purchase shares of the Company's Common Stock (the "Common Shares") and warrants, in the form of Exhibit A hereto, to purchase such number of shares of the Company's Common Stock equal to 50% of the Common Shares purchased by the Investors, rounded down to the nearest whole share (the "Warrants," and collectively with the Common Shares, the "Securities"), for an aggregate purchase price of at least Ten Million Dollars ($10,000,000) and not to exceed Twenty Million Dollars ($20,000,000). The purchase price per share of the Common Shares is $3.56, which is equal to the lesser of (i) average per share closing prices as reported on Nasdaq for the five (5) trading days ending on the day prior to the date of this Agreement or (ii) the per share closing price as reported on Nasdaq on the trading day immediately preceding the date of this Agreement. The purchase price for each Warrant is $.125 multiplied by the number of Shares of Common Stock purchasable under each Warrant (the "Warrant Shares").

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement under which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

         D. The capitalized terms used herein and not otherwise defined have the meanings given them in Article IX hereof.

         In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

                                    ARTICLE I
                         PURCHASE AND SALE OF SECURITIES

         1.1 Purchase and Sale of Securities. At the Closing, subject to the terms of this Agreement and the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Company will issue and sell to each Investor, and each Investor will (on a several and not a joint basis) purchase from the Company, the number of Securities set forth beneath such Investor's name on the signature pages hereof.

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         1.2      Payment. At or prior to the Closing, each Investor will pay the purchase price for the number of Securities set forth beneath its name on the signature pages hereof, by wire transfer of immediately available funds in accordance with the wire instructions set forth on Exhibit B hereto. Such funds shall be held, without interest, by the Company's legal counsel in trust for the benefit of each such Investor until the Closing Date and such time as the Company or the Company's legal counsel receives written confirmation from each Investor (which may be transmitted by facsimile or email) that all closing conditions have been satisfied, at which time such funds shall be immediately forwarded by wire transfer to the Company. The Company shall deliver to each Investor certificates representing the Securities so purchased by such Investor within two (2) business days following the Closing Date against delivery of the purchase price as described above.

         1.3 Closing Date. Subject to the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Closing will take place at 8 a.m. Pacific Standard Time on July 25, 2003 or at such other date or time agreed upon by the parties to this Agreement (the "Closing Date"). The Closing will be held at the offices of Stradling Yocca Carlson & Rauth or at such other place as the parties agree. In no event (i) will the Closing occur unless and until the Company's legal counsel has received deposits for the purchase of Securities in accordance with Section 1.2 of at least Ten Million Dollars ($10,000,000) or (ii) will the Company sell Securities pursuant to this Agreement for an aggregate purchase price in excess of Twenty Million Dollars ($20,000,000).

                                   ARTICLE II
                    INVESTOR'S REPRESENTATIONS AND WARRANTIES

         Each Investor represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, that:

         2.1 Investment Purpose. The Investor is purchasing the Securities for its own account and not with a present view toward the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representation herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act.

         2.2 Accredited Investor Status. The Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D. The Investor has delivered an Investor Questionnaire in the form of Exhibit C to the Company and to Punk, Ziegel & Company.

         2.3 Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

         2.4 Information. The Investor has received and read the Confidential Offering Memorandum, dated July 21, 2003, as the same has been amended or supplemented, including the Exhibits A, B and C thereto (Exhibit A, being the Company's 10-Q for the period ended March 31,

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2003; Exhibit B, the Company's 10-K for the period ended December 31, 2002; and
Exhibit C, the Company's Proxy Statement filed on March 2, 2003) (the "Offering Memorandum"). The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by the Investor or its advisors, if any. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Investor or any of its advisors or representatives modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in Article III below. The Investor acknowledges and understands that its investment in the Securities involves a significant degree of risk, including the risks reflected in the Offering Memorandum.

         2.5 Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

         2.6      Transfer or Resale. The Investor understands that:

         (a) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act; (ii) the Investor has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (iii) the Securities are sold or transferred pursuant to Rule 144; or (iv) the Securities are sold or transferred to an affiliate (as defined in Rule 144) of the Investor;

         (b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

         (c) except as set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         2.7 Legends. The Investor understands that until (a) the Securities may be sold by the Investor under Rule 144(k) or (b) such time as the resale of the Securities has been registered under the Securities Act as contemplated by the Registration Rights Agreement, the certificates representing the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE

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         SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF
         AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         The legend set forth above will be removed and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article V hereof.

         2.8 Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Investor and are valid and binding agreements of the Investor enforceable in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

         2.9 Residency. The Investor is a resident of (or, if an entity, has its principal place of business in) the jurisdiction set forth immediately below such Investor's name on the signature pages hereto.

         2.10 Acknowledgements Regarding Placement Agent. The Investor acknowledges that Punk, Ziegel & Company is acting as placement agent (the "Placement Agent") for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. The Investor further acknowledges that the Placement Agent has acted solely as placement agent in connection with the offering of the Securities by the Company, that the information and data provided to the Investor in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Securities it has relied on its own examination of the Company and the terms of, and consequences, of holding the Securities. The Investor further acknowledges that the provisions of this Section 2.10 are for the benefit of, and may be enforced by, the Placement Agent.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Investors that:

         3.1 Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

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         3.2      Authorization; Enforcement. (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, the Registration Rights Agreement and the Warrants, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof; (b) the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Securities) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its shareholders is required; (c) this Agreement, the Registration Rights Agreement and the Warrants have been duly executed by the Company; and (d) each of this Agreement, the Registration Rights Agreement and the Warrants constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

         3.3 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (a) 30,000,000 shares of Common Stock, par value $.001 per share, of which 13,749,237 shares are issued and outstanding, 2,095,647 shares are reserved for issuance upon exercise of stock options outstanding under the Company's employee and director stock option plans, 907,164 shares are reserved for grants of rights to purchase under the Company's employee and director stock option plans, 19,297 shares are reserved for issuance pursuant to the Company's employee stock purchase plan and 516,675 shares are reserved for issuance under warrants issued by the Company on June 15, 2001 and January 18, 2002; (b) 5,000,000 shares of preferred stock, par value $.001 per share, 500,000 of which shares are designated Series A Junior Participating Preferred Stock, par value $.001 per share, none of which is issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company, including the Securities issuable pursuant to this Agreement, are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in this Section 3.3 and except for the transactions contemplated hereby, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal or preemptive or other similar rights, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights directly or indirectly convertible into, exercisable for, or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company; (ii) there are no agreements or arrangements (other than the Registration Rights Agreement, the Registration Rights Agreements entered into on June 15, 2001 and January 18, 2002 and the Purchase Warrants dated June 15, 2001) under which the Company is obligated to register the sale of any of its securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities (other than the exercise price adjustments pursuant to the warrants to purchase an aggregate of 385,800 shares of Common Stock, issued by the Company on January 18, 2002). The Company has furnished to the Investors true and correct copies of the Company's Certificate of Incorporation, as amended, as in effect on the date hereof, the Company's Bylaws as in effect on the date hereof and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

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         3.4      Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of stockholders of the Company, and will not impose personal liability on the holders thereof. The Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants, and upon payment of the exercise price and exercise of the Warrants in accordance with its terms, the Warrant Shares will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability on the holders thereof.

         3.5      No Conflicts; No Violation.

                  (a) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not
(i) conflict with or result in a violation of any provision of its Certificate of Incorporation or Bylaws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture, patent, patent license, or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

                  (b) The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (c) The Company is not conducting its business in violation of any law, ordinance or regulation of any governmental entity, the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect.

                  (d) Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants, in each case in accordance with the terms hereof or thereof, or to issue and sell the Securities in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the

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Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of Nasdaq.

         3.6 SEC Documents, Financial Statements. Since June 30, 2000, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Investor, or each Investor has had access to, true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Offering Memorandum does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Offering Memorandum complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements included in the Offering Memorandum, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to March 31, 2003, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Such liabilities incurred subsequent to March 31, 2003, are not, in the aggregate, material to the financial condition or operating results of the Company.

         3.7 Absence of Certain Changes. Except as disclosed in the Offering Memorandum, since December 31, 2002, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company, and the Company has not (i) varied its business plan or practices, in any material respect, from past practices, (ii) entered into any material financing, joint venture, license or similar arrangements or (iii) suffered or permitted to be incurred any liability or obligation against any of its properties or assets that would limit or restrict its ability to perform its obligations hereunder.

         3.8 Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect.

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         3.9      Intellectual Property Rights. The Company owns or possesses the licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated or as currently proposed to be operated (the "Intellectual Property"). Except as set forth in the SEC Documents, there are no material outstanding options, licenses or agreements relating to the Intellectual Property, nor is the Company bound by or a party to any material options, licenses or agreements relating to the patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names or copyrights of any other person or entity. Except as disclosed in the SEC Documents, there is no claim or action or proceeding pending or, to the Company's knowledge, threatened that challenges the right of the Company with respect to any Intellectual Property. Except as set forth in the SEC Documents, to the knowledge of the Company, the Company's Intellectual Property does not infringe any intellectual property rights of any other person which, if the subject of an unfavorable decision, ruling or finding would have a Material Adverse Effect.

         3.10 Tax Status. The Company has timely made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has timely paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the knowledge of the Company, there are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

         3.11 Environmental Laws. The Company (i) is in compliance with all applicable foreign federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing clauses, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

         3.12 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors. The issuance of the Securities to the Investors will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Securities Act or any applicable rules of Nasdaq.

         3.13 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with Punk, Ziegel & Company, whose commissions and fees will be paid for by the Company.

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         3.14     Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged.

         3.15 Employment Matters. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not have a Material Adverse Effect. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company's knowledge, threatened nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of officers or key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

         3.16 Employee Benefit Plans. Except as set forth in the Offering Memorandum, the Company does not have any Employee Benefit Plans, as such term is defined in the Employee Retirement Security Act of 1974.

         3.17 Investment Company Status. The Company is not and upon consummation of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

         3.18 No Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, joint venture, partnership or other business entity and the Company is not a direct or indirect participant in any joint venture or partnership.

         3.19 No Conflict of Interest. The Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers, directors or employees, or any members of their immediate families, are directly, or indirectly, indebted to the Company or, to the best of the Company's knowledge, have any direct or indirect ownership interest in any entity with which the Company is affiliated or with which the Company has a business relationship, or any entity which competes with the Company, except that officers, directors, employees and/or stockholders of the Company may own stock in (but not exceeding five percent (5%) of the outstanding capital stock of) any publicly traded company that may compete with the Company. To the best of the Company's knowledge, none of the Company's officers, directors or employees or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person or entity.

         3.20 Nasdaq Notification. The Company has notified Nasdaq of the issuance and listing of the Common Shares and Warrant Shares on Nasdaq and the Common Shares and Warrant Shares

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have been approved for quotation on Nasdaq, upon official notice of issuance.

         3.21 Reporting Status; Eligibility to Use Form S-3. The Company's Common Stock is registered under Section 12g of the Exchange Act. The Company currently meets the "registrant eligibility" requirements set forth in the general instructions to Form S-3 to enable the registration of the Registrable Securities, as defined in the Registration Rights Agreement.

         3.22 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

         3.23 Representations Complete. The representations and warranties made by the Company in this Agreement, the statements made in any certificates furnished by the Company pursuant to this Agreement, and the statements made by the Company in any documents mailed, delivered or furnished to the Investors in connection with this Agreement, taken as a whole, do not contain and will not contain, as of their respective dates and as of the Closing Date, any untrue statement of a material fact, nor do they omit or will they omit, as of their respective dates or as of the Closing Date, to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

                                    ARTICLE IV
                                    COVENANTS

         4.1 Best Efforts. Each party will use its best efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under Articles VI and VII of this Agreement.

         4.2 Form D; Blue Sky Laws. The Company will timely file a Notice of Sale of Securities on Form D with respect to the Securities, as required under Regulation D. The Company will, on or before the Closing Date, take such action as it reasonably determines to be necessary to qualify the Securities for sale to the Investors under this Agreement under applicable securities (or "blue sky") laws of the states of the United States (or to obtain an exemption from such qualification).

         4.3 Continued Eligibility to Use Form S-3. Throughout the Registration Period (as defined in the Registration Rights Agreement), the Company will timely file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the reporting requirements of the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonably necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3 to enable the registration of the Registrable Securities as defined in the Registration Rights Agreement.

         4.4 Expenses. The Company and each Investor is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses; provided, that if the transactions contemplated hereby are consummated, the Company will pay the fees and expenses of one special counsel to the Investors, not to exceed $15,000.

         4.5 Financial Information. As long as an Investor owns any of the Securities or Warrant Shares, the financial statements of the Company will be prepared in accordance with United States generally accepted accounting principles, consistently applied, and will fairly present in all material respects the consolidated financial position of the Company and results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         4.6 Compliance with Law. As long as an Investor owns any of the Securities or Warrant Shares, the Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, the failure to comply, individually or in the aggregate, with which would have a Material Adverse Effect.

         4.7 No Integration. The Company will not make any offers or sales of any security or solicit offers to buy or otherwise negotiate in respect of any offer or sale of any security (other than the Securities) under circumstances that would cause the offering of the Securities to be integrated with any other offering of securities by the Company (i) for the purpose of any stockholder approval provision applicable to the Company or its securities or
(ii) for purposes of any registration requirement under the Securities Act.

         4.8 Sales by Investors. Each Investor will sell any Securities sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Investor will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

                                   ARTICLE V
                 TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS

         5.1 Issuance of Certificates. The Company will, or will instruct its transfer agent to, issue certificates, registered in the name of each Investor or its nominee, for the Securities and, promptly upon exercise of any Warrants, the applicable Warrant Shares. All such certificates will bear the restrictive legend described in Section 2.7, except as otherwise specified in this Article V. The Company will not give to its transfer agent any instruction other than as described in this Article V and stop transfer instructions to give effect to Section 2.7 hereof (prior to registration of the Securities under the Securities Act). Nothing in this Section will affect in any way the Investor's obligations to comply with all applicable prospectus delivery requirements, if any, upon resale of the Common Shares and/or Warrant Shares.

         5.2 Unrestricted Securities. If, unless otherwise required by applicable state securities laws, (a) the Securities or Warrant Shares represented by a certificate have been registered under an effective registration statement filed under the Securities Act, (b) a holder of Securities or Warrant Shares provides the Company and its transfer agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Securities or Warrant Shares may be made without registration under the Securities Act and such sale either has occurred or may occur without restriction on the manner of such sale or transfer, (c) such holder provides the Company and its transfer agent with reasonable assurances that such Securities or Warrant Shares can be sold under Rule 144, or (d) the Securities or Warrant Shares represented by a certificate can be sold without restriction as to the number of securities sold under Rule 144(k), the Company will permit the transfer of the Securities or Warrant Shares, and the Company's transfer agent will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such holder. Notwithstanding anything herein to the contrary, the Securities or Warrant Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided that such pledge will not alter the provisions of this Article V with respect to the removal of restrictive legends.

         5.3 Enforcement of Provision. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Investor will be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer of the Securities and/or Warrant Shares, as applicable, without the necessity of showing economic loss and without any bond or other security being required.

                                   ARTICLE VI
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

         The obligation of the Company to issue and sell the Securities to each Investor at the Closing is subject to the satisfaction by such Investor, on or before the Closing Date, of each of the following conditions. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         6.1 The Investor will have executed this Agreement, the Investor Questionnaire and the Registration Rights Agreement and will have delivered those agreements to the Company.

         6.2 The Investor will have delivered the purchase price for the Securities to the Company in accordance with this Agreement.

         6.3 The representations and warranties of the Investor must be true and correct in all material respects as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investor will have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Investor at or prior to the Closing.

         6.4 No statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement or the Warrants.

                                  ARTICLE VII
               CONDITIONS TO THE INVESTOR'S OBLIGATION TO PURCHASE

         The obligation of each Investor hereunder to purchase the Securities from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions. These conditions are for each Investor's respective benefit and may be waived by any Investor at any time in its sole discretion:

         7.1 The Company will have executed this Agreement, the Registration Rights Agreement and the Warrants and will have delivered those Agreements to the Investor.

         7.2 The Investors shall have received an opinion of counsel from Stradling Yocca Carlson & Rauth, counsel to the Company, in customary form, acceptable to Investors and their counsel.

         7.3 Each of the representations and warranties of the Company qualified by materiality must be true and correct in all respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date) and each of the representations and warranties of the Company not qualified by materiality must be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date) and the Company must have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the Closing. The Investor must have received a certificate or certificates dated as of the Closing Date and executed by the Chief Executive Officer or the Chief Financial Officer of the Company certifying as to the matters in contained in this Section 7.3 and as to such other matters as may be reasonably requested by such Investor, including, but not limited to, the Company's Certificate of Incorporation, Bylaws, Board of Directors' resolutions relating to the transactions contemplated hereby and the incumbency and signatures of each of the officers of the Company who may execute on behalf of the Company any document delivered at the Closing.

         7.4 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement or the Warrants and which could, individually or in the aggregate, have a Material Adverse Effect.

         7.5 Trading and listing of the Common Stock on Nasdaq must not have been suspended by the SEC or Nasdaq.

         7.6 Irrevocable transfer agent instructions, in form and substance satisfactory to the Investors, will have been delivered to the Company's transfer agent and acknowledged in writing by such transfer agent.

                                  ARTICLE VIII
                                 INDEMNIFICATION

         In consideration of each Investor's execution and delivery of this Agreement and its acquisition of the Securities hereunder, and in addition to all of the Company's other obligations under this Agreement and the Registration Rights Agreement and the Warrants, the Company will defend, protect, indemnify and hold harmless each Investor and each other holder of the Securities and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by an Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Company herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained herein or in any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of this Agreement or the Registration Rights Agreement or Warrants by the Company. To the extent that the foregoing undertaking by the Company is unenforceable for any reason, the Company will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

         The Indemnitees shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitees unless: (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company shall have failed to promptly assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnitees in any such proceeding; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnitees and the Company, and such Indemnitees shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitees and the Company (in which case, if such Indemnitees notify the Company in writing that they elect to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Company; provided, however, that in no event shall the Company be responsible for the fees and expenses of more than one separate counsel). The Company shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of a majority of the Indemnitees, effect any settlement of any pending proceeding in respect of which Indemnitees are a party, unless such settlement includes an unconditional release of such Indemnitees from all liabilities that are the subject matter of such proceeding. Subject to the foregoing, all fees and expenses (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend any such proceeding in a manner inconsistent with this Article VIII) of the Indemnitees shall be paid to the Indemnitees as incurred, within ten (10) business days of written notice thereof to the Company, which notice shall be delivered no more frequently than on a monthly basis; provided, that the Indemnitees shall reimburse the Company for any and all such fees and expenses to the extent it is finally judicially determined that such Indemnitees are not entitled to indemnification hereunder.

                                   ARTICLE IX
                                   DEFINITIONS

         9.1 "Closing" means the closing of the purchase and sale of the Securities under this Agreement.

         9.2      "Closing Date" has the meaning set forth in Section 1.3.

         9.3      "Common Shares" has the meaning set forth in the Recitals.

         9.4 "Common Stock" means the common stock, par value $.001 per share, of the Company.

         9.5      "Company" means Sonus Pharmaceuticals, Inc.

         9.6 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         9.7      "Indemnified Liabilities" has the meaning set forth in Article
VIII.

         9.8      "Indemnitees" has the meaning set forth in Article VIII.

         9.9 "Investors" means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

         9.10     "Material Adverse Effect" means a material adverse effect on
(a) the business, operations, prospects, assets or financial condition of the Company or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement or under the agreements or instruments to be entered into or filed in connection herewith, including the Registration Rights Agreement and the Warrants.

         9.11     "Nasdaq" means the Nasdaq National Market System.

         9.12     "Offering Memorandum" has the meaning set forth in Section
2.4.

         9.13 "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement and among the parties to this Agreement, in the form attached hereto as Exhibit D.

         9.14 "Regulation D" means Regulation D as promulgated under by the SEC under the Securities Act.

         9.15 "Rule 144" and "Rule 144(k)" mean Rule 144 and Rule 144(k), respectively, promulgated under the Securities Act, or any successor rule.

         9.16     "SEC" means the United States Securities and Exchange
Commission.

         9.17     "SEC Documents" has the meaning set forth in Section 3.6.

         9.18     "Securities" has the meaning set forth in the Recitals.

         9.19 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

         9.20 "Warrants" and "Warrant Shares" have the meanings set forth in the Recitals.

                                   ARTICLE X
                          GOVERNING LAW; MISCELLANEOUS

         10.1 Governing Law; Jurisdiction; Jury Trial Waiver. This Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY.

         10.2 Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         10.3 Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

         10.4 Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

         10.5 Entire Agreement; Amendments. This Agreement and the Registration Rights Agreement (including all schedules and exhibits thereto) and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         10.6 Notices. Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications are:

         If to the Company:                Chief Financial Officer
                                           Sonus Pharmaceuticals, Inc.
                                           22026 20th Avenue S.E.
                                           Bothell, Washington 98021
                                           Fax:  (425) 489-0626

         With copies to:                   K.C. Schaaf, Esq.
                                           Stradling Yocca Carlson & Rauth
                                           660 Newport Center Drive, Suite 1600
                                           Newport Beach, California 92660
                                           Fax:  (949) 725-4100

                                           Edwin H. Gordon
                                           Punk Ziegel & Company, L.P.
                                           520 Madison Avenue
                                           New York, New York 10020
                                           Fax:  (212) 308-2203

         If to an Investor: To the address set forth immediately below such Investor's name on the signature pages hereto.

         Each party will provide written notice to the other parties of any change in its address in accordance with the notice provisions hereof.

         10.7 Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company. Notwithstanding the foregoing, an Investor may assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement. This provision does not limit the Investor's right to transfer the Securities pursuant to the terms of this Agreement or to assign the Investor's rights hereunder to any such transferee pursuant to the terms of this Agreement.

         10.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, except as contemplated in Section 2.10, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         10.9 Survival. The representations and warranties of the Company and the agreements and covenants set forth herein will survive the Closing hereunder for a period of twelve (12) months. The Company makes no representations or warranties in any oral or written information provided to Investors, other than the representations and warranties included herein.

         10.10 Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         10.11 No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         10.12 Equitable Relief. The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors are entitled to seek temporary and permanent injunctive relief in any such case.

         IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

                                            COMPANY:

                                            SONUS PHARMACEUTICALS, INC.

                                            By:_________________________________

                                                 Name:__________________________

                                                 Title:_________________________

For purposes of Section 2.10 hereof:

PUNK ZIEGEL & COMPANY

By:__________________________________
    Edwin H. Gordon
    Managing Director

                            OMNIBUS SIGNATURE PAGE TO
                           SONUS PHARMACEUTICALS, INC.
                          SECURITIES PURCHASE AGREEMENT

         The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

                                      Sign Name:________________________________

                                      Print Name:_______________________________

                                      Address:__________________________________
                                              __________________________________
                                              __________________________________

                                      Telephone:________________________________
                                      Facsimile:________________________________

                                      Number of Securities Purchased:

                                      Common Shares:____________________________
                                      Warrants (Number of Warrant Shares):______

                              SCHEDULE OF INVESTORS

                                    Exhibit A
                                 Form of Warrant

                                   Exhibit A-1

                                    Exhibit B
                           Wire Transfer Instructions

Please remit payment to:

         Wells Fargo Bank
         5 Corporate Plaza
         Newport Beach, CA  92660

         Routing #:        121 000 248
         Account #:        0643108848

         A/C Name:         Stradling Yocca Carlson & Rauth
                           Trust Account

                                   Exhibit B-1

                                    Exhibit C
                             Investor Questionnaire

I CERTIFY THAT I AM AN ACCREDITED INVESTOR BECAUSE I FALL WITHIN ONE OF THE FOLLOWING CATEGORIES.

____ A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

____ A natural person who had "Individual Income" in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, and the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment advisor or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

____ A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

____ A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

____ An insurance company as defined in Section 2(13) of the Securities Act;

____ An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

____ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

____ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

____ A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

____ An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

____ A director, executive officer, or general partners of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

___ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company; or

____ An entity in which all of the equity owners qualify under any of the above subparagraphs.

NET WORTH. The term "net worth" means the excess of total assets over total liabilities. In calculating net worth, the stockholder may include the estimated fair market value of the stockholder's principal residence as an asset.

INCOME. In determining individual "income," the stockholder should add to the stockholder's individual taxable adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

Dated:  July ___, 2003              ____________________________________________

                                  Exhibit C-2

                                    Exhibit D

                          Registration Rights Agreement

                                   Exhibit D-1